First Quarter 2020 April 28, 2020 Please remember this information is confidential.

Forward-Looking Statements This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning Shutterstock, Inc.’s (the “Company’s”) current expectations. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward- looking statements represent our management’s beliefs and assumptions only as of the date made, and readers are cautioned not to place undue reliance on such statements. You should read our public filings with the Securities and Exchange Commission, including the Risk Factors set forth therein, for additional information regarding factors that may cause actual results to materially differ. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 2

Non-GAAP Financial Measures In addition to reporting results in accordance with United States generally accepted accounting principles (GAAP), we also refer to adjusted EBITDA, adjusted net income, revenue growth on a constant currency basis, adjusted EBITDA margin and free cash flow. We define adjusted EBITDA as net income adjusted for depreciation and amortization, non-cash equity-based compensation, foreign currency transaction gains and losses, expenses related to long-term incentives and contingent consideration related to acquisitions, interest income and expense and income taxes; adjusted net income as net income adjusted for the impact of non-cash equity-based compensation, the amortization of acquisition-related intangible assets, expenses related to long-term incentives and contingent consideration related to acquisitions and the estimated tax impact of such adjustments; revenue growth on a constant currency basis as the increase in current period revenues over prior period revenues, utilizing fixed exchange rates for translating foreign currency revenues for all periods in the comparison; adjusted EBITDA margin as the ratio of adjusted EBITDA to revenue; and free cash flow as cash provided by operating activities, adjusted for capital expenditures, content acquisition, and, and with respect to the three months ended March 31, 2020, payments related to long-term incentives related to our 2017 acquisition of Flashstock Technology, Inc. ("Flashstock"). These figures have not been calculated in accordance with GAAP and should be considered in addition to results prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, GAAP results. We caution investors that non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly- titled measures presented by other companies. Shutterstock's management believes that adjusted EBITDA, adjusted net income, revenue growth on a constant currency basis, adjusted EBITDA margin and free cash flow are useful to investors to provide them with disclosures of Shutterstock's operating results on the same basis as that used by management. Additionally, management believes that adjusted EBITDA, adjusted EBITDA margin and adjusted net income provide useful information to investors about the performance of the Company’s overall business because such measures eliminate the effects of unusual or other infrequent charges that are not directly attributable to Shutterstock's underlying operating performance; and revenue growth on a constant currency basis provides useful information to investors by eliminating the effect of foreign currency fluctuations that are not directly attributable to Shutterstock’s operating performance. Additionally, management believes that providing these non-GAAP financial measures enhances the comparability for investors in assessing Shutterstock's financial reporting. We believe that free cash flow is useful for investors because it provides them with an important perspective on the cash available for strategic measures, after making necessary capital investments in property and equipment to support the Company’s ongoing business operations and after excluding the impact of nonrecurring payments associated with long-term incentives related to our 2017 acquisition of Flashstock, and provides them with the same measures that management uses as the basis for making resource allocation decisions. We also use the non-GAAP financial measures adjusted EBITDA, adjusted net income, revenue growth on a constant currency basis, adjusted EBITDA margin and free cash flow, in conjunction with GAAP financial measures, as an integral part of managing the business and to: (i) monitor and evaluate the performance of Shutterstock’s business operations, financial performance and overall liquidity; (ii) facilitate management’s internal comparisons of the historical operating performance of its business operations; (iii) facilitate management’s external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of Shutterstock’s management team and, together with other operational objectives, as a measure in evaluating employee compensation and bonuses; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. A reconciliation of the differences between adjusted EBITDA, adjusted net income and free cash flow, and the most comparable financial measures calculated and presented in accordance with GAAP, is presented immediately following the "Liquidity and Capital Allocation" slide. We do not provide a reconciliation of adjusted EBITDA guidance to net income guidance or a reconciliation of adjusted net income per diluted share guidance to net income per diluted share guidance, because we are unable to calculate with reasonable certainty the impact of potential future transactions, including, but not limited to, capital structure transactions, restructuring, acquisitions, divestitures or other events and asset impairments, without unreasonable effort. These amounts depend on various factors and could have a material impact on net income and net income per diluted share, but may be excluded from adjusted EBITDA and adjusted net income per diluted share. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. 3

First Quarter 2020 Financial Highlights Compared to First Quarter 2019: • Revenue decreased 1% to $161.3 million. ▪ On a constant currency basis, revenue decreased 0.5%. • Net income decreased 43% to $4.3 million. • Adjusted EBITDA decreased 14% to $22.1 million. • Net income per diluted share decreased by $0.09 to $0.12. • Adjusted net income per diluted share decreased by $0.09 to $0.26. • Cash provided by operating activities of $6.9 million. • Free cash flow1 was $6.2 million in 2020 compared to $11.9 million in 2019. Financial Outlook: • The Company withdrew its 2020 financial guidance. ________________________________________________________ 1 - Free cash flow for the three months ended March 31, 2020 is presented excluding a nonrecurring payment of $7.8 million with respect to long-term incentives related to our 2017 acquisition of Flashstock. 4

First Quarter 2020 Operating Highlights Compared to First Quarter 2019: • Paid downloads of 46.8 million, down 1%. • Image library expanded to approximately 330 million images, up 27%. • Footage library expanded to approximately 18 million video clips, up 29%. • More than 1.2 million contributors made their images, footage clips and music tracks available on Shutterstock’s platform, compared to over 750,000 last year. • More than 1.9 million customers contributed to revenue over the past 12 months, flat from the 12 months ended March 31, 2019. 5

Liquidity and Capital Allocation Cash Flows: • Cash and cash equivalents of $295.7 million as of March 31, 2020, compared to $303.3 million as of December 31, 2019. • In the three months ended March 31, 2020: ◦ Cash provided by operations of $6.9 million. ◦ Free cash flow1 of $6.2 million in 2020, an decrease of 48% from 2019. Quarterly Cash Dividend: • We declared and paid cash dividends of $0.17 per common share, or $6.0 million during the three months ended March 31, 2020. • On April 20, 2020, the Board of Directors declared a dividend of $0.17 per share of outstanding common stock, payable on June 18, 2020 to stockholders of record at the close of business on June 4, 2020. ________________________________________________________ 1 - Free cash flow for the three months ended March 31, 2020 is presented excluding a nonrecurring payment of $7.8 million with respect to long-term incentives related to our 2017 acquisition of Flashstock. 6

Consolidated Quarterly Financial Results ($ in millions) Three Months Ended March 31, % Change 2020 2019 Inc. / (Dec.) Total Revenues $ 161.3 $ 163.3 (1)% Cost of revenue 69.1 69.2 — % Sales and marketing 42.7 44.4 (4)% Product development 13.1 15.0 (13)% General and administrative 30.7 26.6 15 % Total operating expenses 155.5 155.2 — % Income from operations 5.8 8.1 (29)% Other income, net 0.5 0.9 (43)% Income before income taxes 6.3 9.0 (30)% Provision for Income Taxes 2.0 1.5 33 % Net Income $ 4.3 $ 7.5 (43)% Plus: Depreciation & Amortization 10.5 11.9 12 % Plus: Non-Cash Equity-Based Compensation 5.8 4.6 (26)% Plus: Other Adjustments, net (1) (0.5) — NM Plus: Provision for Income Taxes 2.0 1.5 33 % Adjusted EBITDA $ 22.1 $ 25.5 (14)% Adjusted EBITDA Margin 13.7% 15.6% (1) Other adjustments, net includes foreign currency transaction gains and losses, expenses related to long-term incentives and contingent consideration related to acquisitions, and interest income and expense. Note: Totals may not sum exactly due to rounding. 7

Adjusted Net Income (in millions, except per share data) Three Months Ended March 31, 2020 2019 Net Income $ 4.3 $ 7.5 Add / (Less): Non-Cash Equity-Based Compensation 5.8 4.6 Acquisition-Related Intangible Amortization 0.6 0.9 Acquisition-Related Long-Term Incentives and Contingent Consideration — 0.9 Tax Effect of Adjustments1 (1.5) (1.5) Adjusted Net Income $ 9.2 $ 12.4 Diluted Shares Outstanding 35.9 35.5 Net Income Per Diluted Share $ 0.12 $ 0.21 Adjusted Net Income Per Diluted Share $ 0.26 $ 0.35 1 - Tax effect reflects the estimated impact of the adjustment on the provision for income taxes. Note: Totals may not sum exactly due to rounding. 8

Free Cash Flow ($ in millions) Three Months Ended March 31, 2020 2019 Net Cash From Operations $ 6.9 $ 19.7 Less: Capital Expenditures (7.7) (7.3) Less: Content Acquisitions (0.7) (0.5) Add: Payments related to long-term incentives related to acquisitions 7.8 — Free Cash Flow $ 6.2 $ 11.9 Note: Totals may not sum exactly due to rounding. 9

Historical Revenue Detail by Sales Channel ($ in millions) 2020 2019 2018 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 E-commerce $ 99.7 $ 100.9 $ 96.2 $ 97.0 $ 98.1 $ 95.6 $ 88.7 $ 91.7 $ 89.7 YOY Growth 2% 6% 8% 6% 9% 9% 8% 12% 11% Enterprise 61.5 65.5 62.8 64.7 65.2 66.5 62.9 64.9 60.6 YOY Growth (6)% (2)% 0% —% 8% 12% 14% 35% 31% Other (1) — — — — — — — — 2.7 Total Revenue $ 161.3 $ 166.4 $ 159.1 $ 161.7 $ 163.3 $ 162.1 $ 151.6 $ 156.6 $ 153.0 YOY Growth (1)% 3% 5% 3% 7% 7% 7% 17% 18% (1) On February 26, 2018, the Company completed the sale of Webdam. 2018 amounts include revenue earned during the period from January 1, 2018 through February 26, 2018. Note: Totals may not sum exactly due to rounding. 10

Depreciation and Amortization Depreciation and amortization expense is included within the Statements of Operations, as follows: ($ in millions) Three Months Ended March 31, % Change 2020 2019 Fav / (Unfav) Cost of revenue $ 8.8 $ 9.8 10 % General and administrative 1.7 2.1 19 % Total depreciation and amortization 10.5 11.9 12 % Note: Totals may not sum exactly due to rounding. 11

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